EXHIBIT 4.2


                                                                  EXECUTION COPY
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                                  SERIES 2002-1
                         SUPPLEMENTAL INDENTURE OF TRUST




                                 by and between




                            SLC STUDENT LOAN TRUST-I




                                       and




                             BANKERS TRUST COMPANY,
                              as Indenture Trustee




                           Authorizing the Issuance of

                                  $259,650,000
                            SLC Student Loan Trust-I
                         Student Loan Asset-Backed Notes
                                  Series 2002-1








                           Dated as of March 27, 2002



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                                TABLE OF CONTENTS




                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES



                                   ARTICLE II

                           SERIES 2002-1 note DETAILS,
                          FORM OF SERIES 2002-1 NOTES,
                        REDEMPTION OF SERIES 2002-1 NOTES
                   AND USE OF PROCEEDS OF SERIES 2002-1 NOTES

Section 2.01  Series 2002-1 Note Details......................................
Section 2.02  Redemption of the Series 2002-1 Notes...........................
Section 2.03  Delivery of Series 2002-1 Notes.................................
Section 2.04  Trustee's Authentication Certificate............................
Section 2.05  Deposit of Series 2002-1 Note Proceeds..........................
Section 2.06  Excess Reserve Fund Amounts.....................................
Section 2.07  Forms of Series 2002-1 Notes....................................


                                   ARTICLE III

                               GENERAL PROVISIONS

Section 3.01  Date of Execution...............................................
Section 3.02  Laws Governing..................................................
Section 3.03  Severability....................................................
Section 3.04  Exhibits and Appendices.........................................


                                   ARTICLE IV

                           APPLICABILITY OF INDENTURE




APPENDIX A     CERTAIN TERMS AND PROVISIONS OF THE AUCTION RATE SECURITIES
EXHIBIT A-1    FORM OF SENIOR CLASS 2002-1 NOTES
EXHIBIT A-2    FORM OF SUBORDINATE CLASS 2002-1 NOTES
EXHIBIT A-3    FORM OF CLASS R-1 RESIDUAL NOTES
EXHIBIT B      SERIES 2002-1 CLOSING CASH FLOW PROJECTIONS
EXHIBIT C      NOTICE OF PAYMENT DEFAULT
EXHIBIT D      NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT E      NOTICE OF  PROPOSED  CHANGE  IN  LENGTH OF ONE OR MORE  AUCTION
               PERIODS
EXHIBIT F      NOTICE  ESTABLISHING  CHANGE IN  LENGTH OF ONE OR MORE  AUCTION
               PERIODS
EXHIBIT G      NOTICE OF CHANGE IN AUCTION DATE

                SERIES 2002-1 SUPPLEMENTAL INDENTURE OF TRUST

            THIS SERIES 2002-1 SUPPLEMENTAL INDENTURE OF TRUST (this "Supplemental Indenture"), dated as of March 27, 2002, is by and between SLC STUDENT LOAN TRUST-I, a Delaware business trust (the "Issuer"), and BANKERS TRUST COMPANY, a New York Corporation (together with its successors, the "Indenture Trustee"), as Indenture Trustee hereunder (all capitalized terms used in these preambles, recitals and granting clauses shall have the same meanings assigned thereto in Article I hereof);


                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Issuer has previously entered into an Indenture of Trust, dated as of March 27, 2002 (the "Indenture"), between the Issuer and the Indenture Trustee;


            WHEREAS, the Issuer desires to enter into this Supplemental Indenture in order to issue Notes pursuant to the terms of the Indenture, including Section 1.09 thereof;


            WHEREAS, the Issuer represents that it is duly created as a business trust under the laws of the State of Delaware and that by proper action it has duly authorized the issuance of (i) $259,650,000 of its Student Loan Asset-Backed Notes, Series 2002-1, consisting of four classes designated as Senior Class 2002-1 (the "Class A Notes") and one class designated as Subordinate Class 2002-1 (the "Class B Notes") and (ii) $8,500,000 of its Residual Class 2002-1 (the "Class R Note" and together with the Class A Notes and Class B Notes, the "Series 2002-1 Notes"), and it has by proper action authorized the execution and delivery of this Supplemental Indenture;


            WHEREAS, the Series 2002-1 Notes constitute Notes as defined in the Indenture;


            WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and


            NOW, THEREFORE, it is mutually covenanted and agreed as follows:


                                    ARTICLE I

                         DEFINITIONS AND USE OF PHRASES

            All words and phrases defined in Appendix A of the Indenture shall have the same meaning in this Supplemental Indenture, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Supplemental Indenture unless the context clearly requires otherwise:

            "Authorized Denominations" shall mean (i) $25,000 and any integral multiple thereof for the Class A Notes and Class B Notes and (ii) $1,000,000 and any integral multiple of $100, 000 in excess thereof for the Class R-1 Notes.

            "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes.

            "Class A-1 Notes" shall mean the $59,825,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Senior Class A-1 Auction Rate Securities.

            "Class A-2 Notes" shall mean the $59,825,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Senior Class A-2 Auction Rate Securities.

            "Class A-3 Notes" shall mean the $59,825,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Senior Class A-3 Auction Rate Securities.

            "Class A-4 Notes" shall mean the $64,925,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Senior Class A-4 Auction Rate Securities.

            "Class B Notes" shall mean the Class B-1 Notes.

            "Class B-1 Notes" shall mean the $15,250,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Subordinate Class B-1 Auction Rate Securities.

            "Class R-1 Notes" shall mean the $8,500,000 SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1, Class R-1 Residual Notes.

            "Date of Issuance" shall mean, with respect to the Series 2002-1 Notes, March 27, 2002.

            "Rating Agency" shall mean, collectively, Fitch Ratings, Standard & Poor's Ratings Services and Moody's Investors Service Inc.

            "Record Date" shall mean, with respect to each Payment Date, the Business Day immediately proceeding such Payment Date.

            "Reserve Fund Requirement" shall mean 0.25% of the Class A Notes and Class B Notes Outstanding; provided, however, that so long as any Class A Notes or Class B Notes remain Outstanding there shall be at least $500,000 on deposit in the Reserve Fund. Further, such percentages and amounts may be changed upon satisfaction of the Rating Agency Condition.

            "Series 2002-1 Notes" shall mean the SLC Student Loan Trust-I, Student Loan Asset-Backed Notes, Series 2002-1 issued pursuant to this Supplemental Indenture in the aggregate principal amount of $259,650,000 consisting of the Class A Notes and the Class B Notes and $8,500,000 consisting of Class R-1 Notes.

            "Servicer" shall mean The Student Loan Corporation, a Delaware corporation, and its successors and assigns.

            "Servicing Agreement" shall mean, collectively, (i) the Servicing Agreement, dated as of March 27, 2002, as supplemented and amended from time to time, between the Issuer and the Servicer, and (ii) the Subservicing Agreement.

            "Subservicer" shall mean, SunTech, Inc., a Mississippi corporation, and its successors and assigns.

            "Subservicing Agreement" shall mean the subservicing agreement, dated as of March 27, 2002, as supplemented and amended from time to time, between the Servicer and the Subservicer.

            Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Supplemental Indenture and the Appendices hereto.

            In the event that any term or provision contained herein with respect to the Series 2002-1 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplemental Indenture shall govern.


                                   ARTICLE II

                           SERIES 2002-1 NOTE DETAILS,
                          FORM OF SERIES 2002-1 NOTES,
                        REDEMPTION OF SERIES 2002-1 NOTES
                  AND USE OF PROCEEDS OF SERIES 2002-1 NOTES

            Section 2.01 Series 2002-1 Note Details. The aggregate principal amount of the Series 2002-1 Notes which may be initially authenticated and delivered under this Supplemental Indenture is limited to, and shall be individually issued in six (6) separate classes consisting of $59,825,000 of Class A-1 Notes, $59,825,000 of Class A-2 Notes, $59,825,000 of Class A-3 Notes, $64,925,000 of Class A-4 Notes, $15,250,000 of Class B-1 Notes and $8,500,000 of
Class R-1 Notes, except for Series 2002-1 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Sections 1.03 and 1.04 of the Indenture. The Series 2002-1 Notes shall be issuable only as fully registered notes in the Authorized Denominations. The Series 2002-1 Notes of each class shall each be lettered "A" and shall be numbered separately from 1 upwards, respectively.

            The Class A Notes and Class B Notes (collectively, the "Auction Rate Securities") shall be dated their Date of Issuance and shall bear interest from their Date of Issuance, payable on each Payment Date (as defined in Appendix A to this Supplemental Indenture), except that Auction Rate Securities which are issued upon transfer, exchange or other replacement shall bear interest from the most recent Payment Date to which interest has been paid, or if no interest has been paid, from the date of the Auction Rate Securities. The Class A Notes and Class B Notes shall mature on December 1, 2035. Interest on the Auction Rate Securities shall be computed on the basis of a 360-day year and actual days elapsed. The terms of and definitions related to the Auction Rate Securities are found in Article I hereof and Appendix A to this Supplemental Indenture. No premium payments shall be paid on the Class A Notes or Class B Notes issued under this Supplemental Indenture.

            The Class R-1 Note shall mature on December 1, 2042 and shall bear interest at the Commercial Paper Rate (90-day) plus 0.85%, adjusted on the first Business Day of each calendar quarter. Interest on the Class R-1 Note shall accrue from the Closing Date, capitalize on each June 1 and December 1, but shall be payable on each June 1 and December 1, commencing December 1, 2002 only if, after giving effect to such payments, the ratio of the Value of the Trust Estate to the Value of the Outstanding Notes (excluding the Residual Notes) then Outstanding exceeds 100.5%, or such other percentage that satisfies the Rating Agency Condition.

            The principal of the Series 2002-1 Notes due at its Stated Maturity or redemption in whole shall be payable at the Corporate Trust Office of the Indenture Trustee, or such other location as directed by the Indenture Trustee, or at the principal office of its successor in trust upon presentation and surrender of the Series 2002-1 Notes. Payment of interest and principal paid subject to a redemption on any Series 2002-1 Note shall be made to the Noteholder thereof by check or draft mailed on the Payment Date by the Indenture Trustee to the Noteholder at his address as it last appears on the registration books kept by the Indenture Trustee at the close of business on the Record Date for such Payment Date, but any such interest not so timely paid or duly provided for shall cease to be payable to the Noteholder thereof at the close of business on the Record Date and shall be payable to the Noteholder thereof at the close of business on a special record date (a "Special Record Date") for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Indenture Trustee whenever moneys become available for payment of the defaulted interest, and notice of such Special Record Date shall be given to the Noteholders of the Series 2002-1 Notes not less than ten (10) days prior thereto by first-class mail to each such Noteholder as shown on the Indenture Trustee's registration books on the date selected by the Indenture Trustee, stating the date of the Special Record Date and the date fixed for the payment of such defaulted interest. Payment of interest to the Securities Depository or its nominee shall, and at the written request addressed to the Indenture Trustee of any other Noteholder owning at least $1,000,000 principal amount of the Series 2002-1 Notes, payments of interest shall, be paid by wire transfer within the United States to the bank account number filed no later than the Record Date or Special Record Date with the Indenture Trustee for such purpose. All payments on the Series 2002-1 Notes shall be made in lawful money of the United States of America.

            (a) Except as otherwise provided in this Section, the Class A Notes and Class B Notes in the form of one global note for each Stated Maturity date shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Class A Note and Class B Note shall be registered in the name of CEDE & CO., as the nominee of The Depository Trust Company. Except as provided in subsection (d) of this Section, the Class A Notes and Class B Notes may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Issuer or to a nominee of such successor Securities Depository. Each global note shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this global note may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in the Indenture) or to a successor Securities Depository or to a nominee of a successor Securities Depository."

            (b) Except as otherwise provided herein, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Class A Notes and Class B Notes, (ii) the delivery to any Agent Member, beneficial owner of the Class A Notes and Class B Notes or other Person, other than the Securities Depository, of any notice with respect to the Class A Notes and Class B Notes or (iii) the payment to any Agent Member, beneficial owner of the Class A Notes and Class B Notes or other Person, other than the Securities Depository, of any amount with respect to the principal of or interest on the Class A Notes and Class B Notes. So long as the certificates for the Class A Notes and Class B Notes issued under this Supplemental Indenture are not issued pursuant to subsection (c) of this Section the Issuer and the Indenture Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Class A Notes and Class B Notes for all purposes whatsoever, including, without limitation, (A) the payment of principal of and interest on such Class A Notes and Class B Notes, (B) giving notices of redemption and other matters with respect to such Class A Notes and Class B Notes and (C) registering transfers with respect to such Class A Notes and Class B Notes. In connection with any notice or other communication to be provided to the Noteholders pursuant to this Supplemental Indenture by the Issuer or the Indenture Trustee with respect to any consent or other action to be taken by the Noteholders, the Issuer or the Indenture Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of the Class A Notes and Class B Notes, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Noteholder.

            (c) If at any time the Securities Depository notifies the Issuer and the Indenture Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Class A Notes and Class B Notes or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act or other applicable statute or regulation and a successor Securities Depository is not appointed by the Issuer within 90 days after the Issuer receives notice or becomes aware of such condition, as the case may be, subsections (a) and (b) of this Section shall no longer be applicable and the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Class A Notes and Class B Notes as provided below. In addition, the Issuer may determine at any time that the Class A Notes and Class B Notes shall no longer be represented by global certificates and that the provisions of subsections (a) and (b) of this Section shall no longer apply to the Class A Notes and Class B Notes. In such event, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver certificates representing the Class A Notes and Class B Notes as provided below. Certificates for the Class A Notes and Class B Notes issued in exchange for a global certificate pursuant to this subsection shall be registered in such names and authorized denominations as the Securities Depository, pursuant to instructions from the Agent Members or otherwise, shall instruct in writing to the Issuer and the Indenture Trustee, and upon which written instructions the Indenture Trustee may rely without investigation. The Indenture Trustee shall promptly deliver such certificates representing the Class A Notes and Class B Notes to the Persons in whose names such Notes are so registered.



            Section 2.02 Redemption of the Series 2002-1 Notes.

            (a)   Mandatory Redemption.

            (i) Mandatory Redemption of Class A Notes and Class B Notes. Subject to the provisions of Section 2.02(c), as long as any Class A Notes and Class B Notes remain Outstanding, Senior Notes, Subordinate Notes and Junior-Subordinate Notes are subject to mandatory redemption, in whole or in part, at a redemption price equal to the principal balance being redeemed plus accrued interest to the date fixed for redemption (A) on the Payment Date designated by the Issuer in an Issuer Order no earlier than June 26, 2002, from amounts remaining in the Acquisition Fund, (B) on any Payment Date from amounts on deposit in the Revenue Fund representing collections of principal payments on the Financed Student Loans as specified in the Servicer Report received by the Indenture Trustee with respect to such Payment Date and (C) on any Payment Date that the Value of the Financed Student Loans is less than 100.5% of the Value of the Senior Notes and Subordinate Notes then Outstanding as specified in the Servicer Report received by the Indenture Trustee with respect to such Payment Date (or such other ratio as specified by the Issuer in a notice to the Indenture Trustee accompanied by a Rating Agency Confirmation), from interest payments on the Financed Student Loans remaining in the Revenue Fund after all other required payments have been made. Notwithstanding the forgoing provisions of this Section 2.02(a)(i), the Issuer may, by Issuer Order, delay any such redemption for purposes of balancing or otherwise adjusting the principal balance of the Notes Outstanding among the classes and series of Notes.

            (ii) Mandatory Redemption of Residual Notes. As long as the Class R-1 Note remains outstanding, the Residual Notes are subject to mandatory redemption, in whole or in part at a redemption price equal to the principal balance being redeemed plus accrued interest to the date fixed for redemption (A) on any Payment Date when no Senior Notes, Subordinate Notes or Junior-Subordinate Notes are Outstanding from amounts on deposit in the Revenue Fund representing collections of principal payments on the Financed Student Loans as specified in the Servicer Report received by the Indenture Trustee with respect to such Payment Date and (B) to the extent that, after such redemption the Value of the Financed Student Loans is not less than the 100.5% of the Value of the Senior Notes and Subordinate Notes then Outstanding as specified in the Servicer Report received by the Indenture Trustee with respect to such Payment Date (or such other ratio as specified by the Issuer in a notice to the Indenture Trustee accompanied by a Rating Agency Confirmation), from interest payments on the Financed Student Loans remaining in the Revenue Fund after all other required payments have been made.

            (b) Optional Redemptions and Optional Purchase.

            (i) Optional Redemption of Series 2002-1 Notes. Subject to the provisions of Section 2.02(c), the Series 2002-1 Notes are subject to redemption pursuant to Section 4.03(b)(x) of the Indenture at a redemption price equal to the principal balance being redeemed plus accrued interest to the date fixed for redemption, from funds received by the Indenture Trustee constituting interest on the Financed Student Loans remaining in the Revenue Fund after all other prior required payments have been made and not required for mandatory redemptions.

            (ii) Optional Redemption or Purchase of Series 2002-1 Notes. Subject to the provisions of Section 2.02(c), the Series 2002-1 Notes are subject to redemption or purchase at the option of the Issuer exercised by an Issuer Order, in whole only, on any Payment Date on which the aggregate current principal balance of all the Notes issued under the Indenture (excluding the Residual Notes) is less than or equal to 10% of the initial aggregate principal balance of all the Notes issued under the Indenture (excluding the Residual Notes) on their respective date of issuance, at a redemption price equal to the principal balance plus accrued interest to the date fixed for redemption, from the proceeds of funds received by the Indenture Trustee for such purpose and deposited in the Revenue Fund. On the Payment Date fixed for redemption or purchase in such Issuer Order (which Issuer Order shall be received by the Indenture Trustee not less then 16 days prior to such redemption), the Issuer shall deposit or cause to be deposited in the Revenue Fund an amount sufficient to redeem all of the Notes pursuant to Section 4.03 of the Indenture, less amounts on deposit in the Reserve Fund. On such redemption date the Indenture Trustee shall transfer amounts in the Reserve Fund to the Revenue Fund and effect the redemption of all the Notes.

            (iii) Notice of Redemption and Purchase. The Indenture Trustee shall cause notice of any redemption or purchase to be given by mailing a copy of the notice by first-class mail to the Noteholder of any Series 2002-1 Notes, and the Auction Agent, designated for redemption or purchase in whole or in part, at their address as the same shall last appear upon the registration books, in each case not less than 12 days prior to the redemption or purchase date; provided, however, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption or purchase date of such Series 2002-1 Notes for which no such failure or defect occurs.

            (c) Partial Redemption.

            (i) If less than all of the Series 2002-1 Notes are to be redeemed or purchased pursuant to Section 2.02(a) or 2.02(b), the Class of Series 2002-1 Notes to be redeemed or purchased shall be redeemed or purchased as directed by an Issuer Order conforming to Section 2.02(c)(ii).

            (ii) All of the Class A Notes shall be redeemed prior to redemption of any Class B Notes; provided, however, upon an Issuer Order, the Class B Notes may be redeemed while Class A Notes remain Outstanding to the extent that after the redemption of the Class B Notes, the ratio of the Value of the Trust Estate to the Value of the Notes (excluding the Residual Notes) then Outstanding exceeds 100.5% and the ratio of the Value of the Trust Estate to the Value of the Senior Notes then Outstanding exceeds 106%, or such other percentages that satisfy the Rating Agency Condition.

            (iii) If less than all of the Notes of any class of the Series 2002-1 Notes are to be redeemed, the Series 2002-1 Notes to be redeemed shall be selected by lot in such manner as the Indenture Trustee shall determine.

            (iv) In case a Series 2002-1 Note is of a denomination larger than an Authorized Denomination, a portion of such Note (in an Authorized Denomination) may be redeemed. Upon surrender of any Series 2002-1 Note for redemption in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to the Noteholder thereof, the cost of which shall be paid by the Issuer, a new Series 2002-1 Note or Series 2002-1 Notes of the same series, maturity and of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Series 2002-1 Note surrendered.

            Section 2.03 Delivery of Series 2002-1 Notes. Upon the execution and delivery of this Supplemental Indenture, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2002-1 Notes and deliver the Class A Notes and the Class B Notes to The Depository Trust Company and the Class R-1 Notes to the Depositor; provided, however, prior to the delivery by the Indenture Trustee of any of the Series 2002-1 Notes, there shall have been filed with or delivered to the Indenture Trustee the following:

            (a) An Issuer Order authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Series 2002-1 Notes.

            (b) Duly executed copies of this Supplemental Indenture and a copy of the Indenture.

            (c) Rating letters from each Rating Agency confirming (i) that the Class A Notes have been rated "Aaa" by Moody's and "AAA" by Fitch and S&P and (ii) that the Class B Notes have been rated "A2" by Moody's and "A" by Fitch and S&P.

            Section 2.04 Trustee's Authentication Certificate. The Indenture Trustee's authentication certificate upon the Series 2002-1 Notes shall be substantially in the forms provided in Exhibits A-1, A-2 and A-3. No Series 2002-1 Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Indenture Trustee at the written direction of the Issuer; and such certificate of the Indenture Trustee upon any Series 2002-1 Note shall be conclusive evidence and the only competent evidence that such Note has been authenticated and delivered hereunder. The Indenture Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Indenture Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Series 2002-1 Notes issued hereunder.

            Section 2.05 Deposit of Series 2002-1 Note Proceeds. Upon the issuance and delivery of the Series 2002-1 Notes, the Indenture Trustee shall deposit the net proceeds thereof (i.e., net of Underwriters' discount of $908,775):

            (a) an amount equal to $251,200,000 shall be deposited to the Acquisition Fund; and

            (b) an amount equal to $7,021,925 shall be deposited to the Reserve Fund, of which $3,750,000 shall be for the purpose of funding Add-on Consolidation Loans.

            Section 2.06 Excess Reserve Fund Amounts.

            (a) On the first Payment Date occurring on or after June 26, 2002, pursuant to an Issuer Order, the Indenture Trustee shall withdraw and release to the Depositor, free from the lien of the Indenture, an amount equal to $3,750,000 less amounts used to fund Add-on Consolidation Loans from the Reserve Fund; and

            (b) On and after March 1, 2005, any amounts on deposit in the Reserve Fund in excess of the Reserve Fund Requirement shall be transferred by the Indenture Trustee from the Reserve Fund to the Revenue Fund for application on the next Payment Date.

            Section 2.07 Forms of Series 2002-1 Notes. The Series 2002-1 Notes shall be in substantially the form set forth in Exhibit A-1, A-2 and A-3 hereto, each with such variations, omissions and insertions as may be necessary.


                                   ARTICLE III

                               GENERAL PROVISIONS

            Section 3.01 Date of Execution. This Supplemental Indenture for convenience and for the purpose of reference is dated as of March 27, 2002.

            Section 3.02 Laws Governing. It is the intent of the parties hereto that this Supplemental Indenture shall in all respects be governed by the laws of the State of New York.

            Section 3.03 Severability. If any covenant, agreement, waiver, or part thereof in this Supplemental Indenture contained be forbidden by any pertinent law or under any pertinent law be effective to render this Supplemental Indenture invalid or unenforceable or to impair the lien hereof, then each such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Supplemental Indenture shall be construed as if the same were not included herein.

            Section 3.04 Exhibits and Appendices. The terms of each Exhibit and Appendix attached to this Supplemental Indenture are incorporated herein in all particulars.


                                   ARTICLE IV

                           APPLICABILITY OF INDENTURE

            The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Supplemental Indenture. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

            IN WITNESS WHEREOF, the Issuer has caused this Supplemental Indenture to be executed in its name and on its behalf by the Administrator and the Indenture Trustee, to evidence its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed in its name and behalf, all in multiple counterparts, each of which shall be deemed an original, and the Issuer and the Indenture Trustee have caused this Supplemental Indenture to be dated as of the date herein above first shown, although actually executed on the dates shown in the acknowledgments hereafter appearing.


                                    SLC STUDENT LOAN TRUST-I


                                    By:   THE STUDENT LOAN CORPORATION,
                                          as Administrator,




                                    By: /s/ Steven J. Gorey
                                        ------------------------------------
                                        Name:  Steven J. Gorey
                                        Title: Chief Financial Officer


                                    BANKERS TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Indenture Trustee




                                    By: /s/ Eileen Hughes
                                        ------------------------------------
                                        Name:  Eileen Hughes
                                        Title: Vice President

                                   APPENDIX A

                         CERTAIN TERMS AND PROVISIONS OF
                           THE AUCTION RATE SECURITIES


                                    ARTICLE I

                                   DEFINITIONS

            Except as provided below in this Section, all terms which are defined in Appendix A of the Indenture and Article I of this Supplemental Indenture shall have the same meanings, respectively, in this Appendix A as such terms are given in the Indenture and Article I of this Supplemental Indenture. In addition, the following terms shall have the following respective meanings:

            "All Hold Rate" shall mean the Applicable LIBOR Rate less .20%; provided, that in no event shall the applicable All Hold Rate be greater than the applicable Maximum Rate.

            "Applicable LIBOR Rate" means, (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR.

            "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

            "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

            "Auction Agent Agreement" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

            "Auction Agent Fee" has the meaning set forth in the Auction Agent Agreement.

            "Auction Date" shall mean, initially, April 17, 2002 with respect to the ClassA-1 Notes, April 24, 2002 with respect to the Class A-2 Notes, May 1, 2002 with respect to the Class A-3 Notes, May 8, 2002 with respect to the Class A-4 Notes, and April 17, 2002 with respect to the Class B-1 Notes, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class, other than:

            (a) each Auction Period commencing after the ownership of the applicable Auction Rate Securities is no longer maintained in Book-entry Form by the Securities Depository;

            (b) each Auction Period commencing after and during the continuance of a Payment Default; or

            (c) each Auction Period commencing less than two Business Days after the cure or waiver of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 2.02(h) of this Appendix A.

            "Auction Note Interest Rate" shall mean each variable rate of interest per annum borne by Auction Rate Securities for each Auction Period and determined in accordance with the provisions of Sections 2.01 and 2.02 of this Appendix A; provided, however, that in the event of a Payment Default, the Auction Note Interest Rate shall equal the applicable Non-Payment Rate; provided, further, however that such Auction Note Interest Rate shall in no event exceed the lesser of the Net Loan Rate and the Maximum Rate.

            "Auction Period" shall mean the Interest Period applicable to the Auction Rate Securities during which time the Interest Rate is determined pursuant to Section 2.02(a) of this Appendix A, which Auction Period (after the Initial Period for such Class) initially shall consist generally of 28 days for the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B-1 Notes, as the same may be adjusted pursuant to Section 2.02(g) of this Appendix A.

            "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 2.02(g) of this Appendix A.

            "Auction Procedures" shall mean the procedures set forth in Section 2.02(a) of this Appendix A by which the Auction Rate is determined.

            "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in Section 2.02(a)(iii)(B) of this Appendix A.

            "Auction Rate Securities" shall mean, collectively, the Class A Notes and the Class B Notes.

            "Authorized Denominations" shall mean $25,000 and any integral multiple thereof.

            "Available Auction Rate Securities" has the meaning set forth in
Section 2.02(a)(iii)(A)(1) of this Appendix A.

            "Bid" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

            "Bid Auction Rate" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Bidder" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

            "Bond Equivalent Yield" shall mean, in respect of any security the rate for which is quoted in The Wall Street Journal on a bank discount basis, the "bond equivalent yield" (expressed as a percentage) for such security which appears on Telerate's United States Treasury and Money Market Composite Page 0223, rounded up to the nearest one one-hundredth of one percent.

            "Book-Entry Form" or "Book-Entry System" shall mean a form or system under which (a) the beneficial right to principal and interest may be transferred only through a book entry, (b) physical securities in registered form are issued only to a Securities Depository or its nominee as Noteholder, with the securities "immobilized" to the custody of the Securities Depository, and (c) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

            "Broker-Dealer" shall mean, Salomon Smith Barney Inc., Merrill Lynch & Co. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section 2.02(f) of this Appendix A, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

            "Broker-Dealer Agreements" shall mean the agreements between the Auction Agent and the Broker-Dealers, and approved by the Issuer, pursuant to which the Broker-Dealers agree to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. The Broker-Dealer Agreements shall be in substantially the form of the Broker-Dealer Agreements, dated as of March 27, 2002, among the Issuer, Bankers Trust Company, as Auction Agent, and the Broker-Dealers.

            "Broker-Dealer Fee" has the meaning set forth in the Auction Agent Agreement.

            "Business Day" shall mean any day other than a Saturday, Sunday, holiday or day on which banks located in the City of New York, New York, or the New York Stock Exchange, the Indenture Trustee or the Auction Agent, are authorized or permitted by law or executive order to close or such other date as may be agreed to in writing by the Auction Agent, the Broker-Dealers and the Issuer.

            "Cap Rate" shall mean, with respect to any Interest Period applicable to the Auction Rate Securities, the lesser of (i) the applicable Maximum Rate and (ii) the Net Loan Rate in effect for such Interest Period.

            "Carry-over Amount" shall mean, for any Interest Period during which interest is calculated at the Net Loan Rate, the excess, if any, of (a) the amount of interest on an Auction Rate Security that would have accrued with respect to the related Interest Period at the lesser of (i) the applicable Auction Rate and (ii) the Maximum Rate determined as if the Net Loan Rate were not a component thereof over (b) the amount of interest on such Auction Rate Security actually accrued with respect to such Auction Rate Security with respect to such Interest Period based on the Net Loan Rate, together with the unreduced portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in the Supplemental Indenture and in this Appendix A and the Auction Rate Securities shall not include within the meanings of such words any Carry-over Amount or any interest accrued on any Carry-over Amount.

            "Closing Date" shall mean the Date of Issuance of the Auction Rate Securities (March 27, 2002).

            "Commercial Paper Rate (90-day)" shall mean the rate determined at the end of each calendar quarter using the daily average of that quarter's bond equivalent 3-Month Financial Commercial Paper rates. The daily bond equivalent rates are calculated from the 3-Month Financial Commercial Paper discount rates published in the Federal Reserve's H.15 report. On weekends, holidays, and any other day when no H.15 rates are available, the rate from the most recent published date is used.

            "Effective Interest Rate" shall mean, with respect to any Financed Student Loan, the interest rate per annum payable by the borrower as of the last day of the calendar quarter borne by such Financed Student Loan after giving effect to any reduction in such interest rate pursuant to borrower incentives,
(a) less all accrued rebate fees on such Financed Student Loan constituting Consolidation Loans paid during such calendar quarter expressed as a percentage per annum and (b) plus all accrued Interest Benefit Payments and Special Allowance Payments applicable to such Financed Student Loan during such calendar quarter expressed as a percentage per annum.

            "Eligible Carry-Over Make-Up Amount" shall mean, with respect to each Interest Period relating to the Auction Rate Securities as to which, as of the first day of such Interest Period, there is any unpaid Carry-over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Auction Rate Securities in respect to such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Auction Rate, together with the unreduced portion of any such excess from prior Interest Periods and (b) the aggregate Carry-over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period.

            "Existing Owner" shall mean (a) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Owner Registry at the close of business on the Business Day immediately preceding the Auction Date for such Auction and
(b) with respect to and for the purpose of dealing with the Broker-Dealers in connection with an Auction, a Person who is a beneficial owner of Auction Rate Securities.

            "Existing Owner Registry" shall mean the registry of Persons who are owners of the Auction Rate Securities, maintained by the Auction Agent as provided in the Auction Agent Agreement.

            "Hold Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

            "Initial Auction Agent" shall mean Bankers Trust Company, a New York banking corporation, its successors and assigns.

            "Initial Auction Agent Agreement" shall mean, collectively, the Auction Agent Agreement dated as of March 27, 2002, by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

            "Initial Period" shall mean, as to Auction Rate Securities, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Rate Adjustment Date for such Auction Rate Securities.

            "Initial Rate" shall mean 2.00% for the Class A-1 Notes, 2.00% for the Class A-2 Notes, 2.00% for the Class A-3 Notes, 1.97% for the Class A-4 Notes and 2.07% for the Class B-1 Notes.

            "Initial Rate Adjustment Date" shall mean, with respect to the Class A-1 Notes, April 25, 2002; with respect to the Class A-2 Notes, May 2, 2002; with respect to the Class A-3 Notes, May 9, 2002; with respect to the Class A-4 Notes, May 16, 2002; and with respect to the Class B-1 Notes, April 25, 2002.

            "Interest Period" shall mean, with respect to the Auction Rate Securities, the Initial Period and each period commencing on an Interest Rate Adjustment Date for such Class and ending on the day before (a) the next Interest Rate Adjustment Date for such Class or (b) the Stated Maturity of such Class, as applicable.

            "Interest Rate Adjustment Date" shall mean the date on which an Auction Note Interest Rate is effective, and shall mean, with respect to the Auction Rate Securities, the date of commencement of each Auction Period.

            "Interest Rate Determination Date" shall mean, with respect to the Auction Rate Securities, the Auction Date, or if no Auction Date is applicable to such Class, the Business Day immediately preceding the date of commencement of an Auction Period.

            "Maximum Rate" means the least of (a) either (i) the Applicable LIBOR Rate plus 1.50% (if the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Notes are "Aaa," "AAA" and "AAA," respectively, or better) or (ii) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Notes is less than "Aaa," "AAA" and "AAA," respectively, and greater than or equal to "A3," "A-" and "A-," respectively), or (iii) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by Moody's, S&P and Fitch to the Auction Rate Notes is less than "A3," "A-" and "A-" respectively), (b) 18% and (c) the highest rate the Issuer may legally pay, from time to time, as interest on the Auction Rate Notes. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given written notice pursuant to the Auction Agent Agreement.

            "Net Loan Rate" shall mean, respect to any Interest Period applicable to the Auction Rate Securities, the greater of (a) the rate of interest per annum (rounded to the next highest one one-hundredth of one percent) equal to the applicable Commercial Paper Rate (90-day) plus 0.70% or
(b) the rate of interest per annum (rounded to the next highest one-hundredth of one percent) equal to (i) the weighted average Effective Interest Rate of the Financed Student Loans for the calendar quarter immediately preceding such Interest Period, as determined by the Issuer on the last day of such calendar quarter, less (ii) the Program Expense Percentage, as determined by the Issuer on the last day of each calendar year. In making the determinations in (b)(i) and (ii) of this definition of "Net Loan Rate," the Issuer shall take into account as an increase to such Net Loan Rate the receipt of any Reciprocal Payment and as a decrease to any Issuer Derivative Payment. The determinations made by the Issuer in (b)(i) and (ii) of this definition of "Net Loan Rate" shall be given in writing to the Auction Agent, the Indenture Trustee and the Broker-Dealers immediately upon their respective calculation dates. The Issuer shall have no obligation to compute any component of the Net Loan Rate except on an applicable Auction Date on which the Auction Rate is equal to the Maximum Rate.

            "Non-Payment Rate" shall mean One-Month LIBOR plus 1.50%.

            "One-Month LIBOR," "Three-Month LIBOR," "Six-Month LIBOR" or "One-Year LIBOR," shall mean the offered rate, as determined by the Auction Agent or Indenture Trustee, as applicable, of the Applicable LIBOR Based Rate for United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates) as of approximately 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if on any calculation date, no rate appears on Telerate Page 3750 as specified above, the Auction Agent or Indenture Trustee, as applicable, shall determine the arithmetic mean of the offered quotations of four major banks in the London interbank market, for deposits in United States dollars for the respective periods specified above to the banks in the London interbank market as of approximately 11:00 a.m., London time, on such calculation date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market and at such time, unless fewer than two such quotations are provided, in which case, the Applicable LIBOR Based Rate shall be the arithmetic mean of the offered quotations that leading banks in New York City selected by the Auction Agent or Indenture Trustee, as applicable, are quoting on the relevant LIBOR Determination Date for loans in United States dollars to leading European banks in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. All percentages resulting from such calculations shall be rounded upwards, if necessary, to the nearest one-hundredth of one percent.

            "Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

            "Payment Date" shall mean (a) so long as Auction Rate Securities bear interest at an Auction Note Interest Rate for an Interest Period of not greater than 180 days, the Business Day immediately following the expiration of the Initial Period for such Auction Rate Securities, and each related Auction Period thereafter and (b) if and for so long as Auction Rate Securities bear interest at an Auction Note Interest Rate for an Interest Period of greater than 180 days, each January 1 and June 1 for such Auction Rate Securities.

            "Payment Default" shall mean, with respect to the Auction Rate Securities, (a) a default in the due and punctual payment of any installment of interest on such Auction Rate Securities, or (b) a default in the due and punctual payment of any interest on and principal of such Auction Rate Securities at their maturity.

            "Potential Owner" shall mean any Person (including an Existing Owner that is (a) a Broker-Dealer when dealing with the Auction Agent and (b) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Securities (or, in the case of an Existing Owner thereof, an additional principal amount of Auction Rate Securities).

            "Program Expense Percentage" shall mean, the percentage that all Program Expenses (other than Consolidation Loan rebate fees) estimated for the next 12 months represent of the principal amount of the Notes (other than the Residual Notes), which as of March 27, 2002 is 0.75%, and which the Issuer shall calculate annually on the last day of each calendar year. Any adjustment in the Program Expense Percentage shall be effective beginning on the first Interest Rate Determination Date following each such calculation.

            "PSA" shall mean the Public Securities Association, its successors and assigns.

            "Regular Record Date" shall mean the Business Day next preceding the applicable Auction Date.

            "S&P" shall mean Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., its successors and assigns.

            "Sell Order" has the meaning set forth in Section 2.02(a)(i)(A) of this Appendix A.

            "Submission Deadline" shall mean 1:00 p.m., eastern time, on any Auction Date or such other time on any Auction Date by which the Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

            "Submitted Bid" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Submitted Hold Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Submitted Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Submitted Sell Order" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Substitute Auction Agent" shall mean the Person with whom the Issuer and the Indenture Trustee enter into a Substitute Auction Agent Agreement.

            "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by
Section 2.02(e) of this Appendix A agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Appendix A.

            "Sufficient Bids" has the meaning set forth in Section 2.02(a)(iii)(A) of this Appendix A.

            "Variable Rate" shall mean the variable rate of interest per annum, including the Initial Rate, borne by each Class of Auction Rate Securities during the Initial Period for such Class, and each Interest Period thereafter as such rate of interest is determined in accordance with the provisions of Article II of this Appendix A.


                                   ARTICLE II

                               TERMS AND ISSUANCE

            Section 2.01 Auction Rate and Carry-Over Amounts. During the Initial Period, each Class of Auction Rate Securities shall bear interest at the Initial Rate for such Class. Thereafter, and except with respect to an Auction Period Adjustment, the Auction Rate Securities shall bear interest at an Auction Note Interest Rate based on a 28-day Auction Period for the Auction Rate Securities, as determined pursuant to this Section 2.01 and Section 2.02 of this Appendix A.

            For the Auction Rate Securities during the Initial Period and each Auction Period thereafter, interest at the applicable Auction Rate Securities Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

            The Auction Note Interest Rate to be borne by the Auction Rate Securities after such Initial Period for each Auction Period until an Auction Period Adjustment, if any, shall be determined as described below. Each such Auction Period after the Initial Period shall commence on and include the day following the expiration of the immediately preceding Auction Period and terminate on and include the third Business Day of the following fourth week in the case of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B-1 Notes; provided, however, that in the case of the Auction Period that immediately follows the Initial Period for the Auction Rate Securities, such Auction Period shall commence on the Initial Rate Adjustment Date. The Auction Note Interest Rate of the Auction Rate Securities for each Auction Period shall be the Auction Rate in effect for such Auction Period as determined in accordance with Section 2.02(a) of this Appendix A; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Auction Note Interest Rate on such Auction Rate Securities for the next succeeding Auction Period shall be the applicable Cap Rate.

            Notwithstanding the foregoing:

            (a) if the ownership of an Auction Rate Security is no longer maintained in Book-entry Form, the Auction Note Interest Rate on the Auction Rate Securities for any Interest Period commencing after the delivery of certificates representing Auction Rate Securities pursuant to this Supplemental Indenture shall equal the Cap Rate; or

            (b) if a Payment Default shall have occurred, the Auction Note Interest Rate on the Auction Rate Securities for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the applicable Non-Payment Rate on the first day of each such Interest Period.

            In accordance with Section 2.02(a)(iii)(B) and (C) of this Appendix A, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Auction Note Interest Rate (unless the Auction Note Interest Rate is the applicable Non-Payment Rate) and the Maximum Rate when such rate is not the Auction Note Interest Rate, applicable to the Auction Rate Securities. The Indenture Trustee shall, upon request, notify the Noteholders and the Issuer of Auction Rate Securities of the applicable Auction Note Interest Rate applicable to such Auction Rate Securities for each Auction Period not later than the third Business Day of such Auction Period. Notwithstanding any other provision of the Auction Rate Securities or this Supplemental Indenture and except for the occurrence of a Payment Default, interest payable on the Auction Rate Securities for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the applicable Maximum Rate in effect for such Auction Period.

            If the Auction Rate for the Auction Rate Securities is greater than the Net Loan Rate, then the Variable Rate applicable to such Auction Rate Securities for that Interest Period will be the Net Loan Rate and the Issuer shall determine the Carry-over Amount, if any, with respect to such Auction Rate Securities for such interest period.

            Such Carry-over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Issuer, provided the Indenture Trustee has received notice of One-Month LIBOR from the Issuer, and if the Indenture Trustee shall not have received such notice from the Issuer, then as determined by the Indenture Trustee) from the Payment Date for the Interest Period with respect to which such Carry-over Amount was calculated, until paid. Any payment in respect of Carry-over Amount shall be applied, first, to any accrued interest payable thereon and, second, in reduction of such Carry-over Amount. For purposes of this Supplemental Indenture and this Appendix A, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-over Amount or any interest accrued on any such Carry-over Amount. Such Carry-over Amount shall be separately calculated for each Auction Rate Security by the Issuer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carry-over Amount as required in the next succeeding sentence. Not less than four days before the Payment Date for an Interest Period with respect to which such Carry-over Amount has been calculated by the Issuer, the Indenture Trustee shall give written notice to each Noteholder the Auction Agent and the Issuer, in the form provided by the Issuer, of the Carry-over Amount applicable to each Auction Rate Security, which written notice may accompany the payment of interest made to the Noteholder on such Payment Date. Such notice shall state, in addition to such Carry-over Amount, that, unless and until an Auction Rate Security has been redeemed (other than by optional redemption), after which all accrued Carry-over Amounts (and all accrued interest thereon) that remains unpaid shall be canceled and no Carry-over Amount (and interest accrued thereon) shall be paid with respect to such Auction Rate Security, (a) the Carry-over Amount (and interest accrued thereon calculated at a rate equal to One-Month LIBOR) shall be paid by the Indenture Trustee pursuant to an Issuer Order on an Auction Rate Security on the earliest of (i) the date of defeasance of the Auction Rate Securities or (ii) the first occurring Payment Date with respect to the Auction Rate Security (or on the date of any such optional redemption) if and to the extent that (A) the Eligible Carry-over Make-Up Amount with respect to such subsequent Interest Period is greater than zero, and (B) moneys are available pursuant to the terms of the Indenture in an amount sufficient to pay all or a portion of such Carry-over Amount (and interest accrued thereon), and
(b) interest shall accrue on the Carry-over Amount at a rate equal to One-Month LIBOR until such Carry-over Amount is paid in full or is cancelled.

            The Carry-over Amount (and interest accrued thereon) for Auction Rate Securities shall be paid by the Indenture Trustee pursuant to an Issuer Order on Outstanding Auction Rate Securities on the earliest of (a) the date of defeasance of any of the Auction Rate Securities or (b) the first occurring Payment Date if and to the extent that (i) the Eligible Carry-over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) on such Payment Date there are sufficient moneys in the Revenue Fund to pay all interest due on the Auction Rate Securities on such Payment Date, to redeem any Auction Rate Securities required to be redeemed on such Payment Date in accordance with the Indenture and to fund amounts required to be added to the Reserve Fund on such Payment Date. Any Carry-over Amount (and any interest accrued thereon) on any Auction Rate Security which is due and payable on an Payment Date, which Auction Rate Security is to be redeemed (other than by optional redemption) on said Payment Date, shall be paid to the Noteholder thereof on said Payment Date to the extent that moneys are available therefor in accordance with the provisions of this Appendix A; provided, however, that any Carry-over Amount (and any interest accrued thereon) which is not yet due and payable on said Payment Date shall be cancelled with respect to said Auction Rate Security that is to be redeemed (other than by optional redemption) on said Payment Date and shall not be paid on any succeeding Payment Date. To the extent that any portion of the Carry-over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the earliest of (a) the date of defeasance of any of the Auction Rate Securities or (b) the next occurring Payment Date or Dates, as necessary, if and to the extent that the conditions in the second preceding sentence are satisfied. On any Payment Date on which the Indenture Trustee pays only a portion of the Carry-over Amount (and any interest accrued thereon) on Auction Rate Securities, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholder of such Auction Rate Security receiving such partial payment of the Carry-over Amount remaining unpaid on such Auction Rate Security.

            The Payment Date or other date on which such Carry-over Amount (or any interest accrued thereon) for Auction Rate Securities shall be paid shall be determined by the Indenture Trustee in accordance with the provisions of the immediately preceding paragraph and the Indenture, and the Indenture Trustee shall make payment of the Carry-over Amount (and any interest accrued thereon) in the same manner as, and from the same Fund from which, it pays interest on the Auction Rate Securities on an Payment Date. Any payment of Carry-over Amounts (and interest accrued thereon) shall reduce the amount of Eligible Carry-over Make-up Amount.

            In the event that the Auction Agent no longer determines, or fails to determine, when required, the Auction Note Interest Rate with respect to Auction Rate Securities, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Auction Note Interest Rate for the next succeeding Interest Period, which Interest Period shall be an Auction Period, for Auction Rate Securities shall be the applicable Cap Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine the Cap Rate, the Cap Rate shall be determined by the securities dealer appointed by the Issuer capable of making such a determination in accordance with the provisions of this Appendix A and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

            Section 2.02 Auction Rate.

            (a) Determining the Auction Rate. By purchasing Auction Rate Securities, whether in an Auction or otherwise, each purchaser of the Auction Rate Securities, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (x) to participate in Auctions on the terms described herein, (y) to have its beneficial ownership of the Auction Rate Securities maintained at all times in Book-entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership and (z) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

            So long as the ownership of Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, an Existing Owner may sell, transfer or otherwise dispose of Auction Rate Securities only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Auction Rate Securities through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Owner, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner:

            (i)   (A) Prior to the Submission Deadline on each Auction Date;

                        (1) each Existing Owner of Auction Rate Securities may
                  submit to a Broker-Dealer by telephone or otherwise any information as to:

                              a. the principal amount of Outstanding Auction
                        Rate Securities, if any, owned by such Existing Owner which such Existing Owner desires to continue to own without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                              b. the principal amount of Outstanding Auction
                        Rate Securities, if any, which such Existing Owner offers to sell if the Auction Note Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Owner; and/or

                              c. the principal amount of Outstanding Auction
                        Rate Securities, if any, owned by such Existing Owner which such Existing Owner offers to sell without regard to the Auction Note Interest Rate for the next succeeding Auction Period;

                        and

                        (2) one or more Broker-Dealers may contact Potential
                  Owners to determine the principal amount of Auction Rate Securities which each Potential Owner offers to purchase, if the Auction Note Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Owner.

            The statement of an Existing Owner or a Potential Owner referred to in (1) or (2) of this paragraph (A) is herein referred to as an "Order," and each Existing Owner and each Potential Owner placing an Order is herein referred to as a "Bidder"; an Order described in clause (1)a. is herein referred to as a "Hold Order"; an Order described in clauses (1)b. and (2) is herein referred to as a "Bid"; and an Order described in clause (1)c. is herein referred to as a "Sell Order."

                  (B) (1) Subject to the provisions of Section 2.02(a)(ii) of this Appendix A, a Bid by an Existing Owner shall constitute an irrevocable offer to sell:

                              a. the principal amount of Outstanding Auction
                        Rate Securities specified in such Bid if the Auction
                        Note Interest Rate determined as provided in this
                        Section 2.02(a) shall be less than the rate specified therein; or

                              b. such principal amount, or a lesser principal
                        amount of Outstanding Auction Rate Securities to be determined as set forth in Section 2.02(a)(iv)(A)(4) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified therein; or

                              c. such principal amount, or a lesser principal
                        amount of Outstanding Auction Rate Securities to be determined as set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if the rate specified therein shall be higher than the applicable Maximum Rate and Sufficient Bids have not been made.

                        (2) Subject to the provisions of Section 2.02(a)(ii) of
                  this Appendix A, a Sell Order by an Existing Owner shall constitute an irrevocable offer to sell:

                              a. the principal amount of Outstanding Auction
                        Rate Securities  specified in such Sell Order; or

                              b. such principal amount, or a lesser principal
                        amount of Outstanding Auction Rate Securities set forth in Section 2.02(a)(iv)(B)(3) of this Appendix A, if Sufficient Bids have not been made.

                        (3) Subject to the provisions of Section 2.02(a)(ii) of
                  this Appendix A, a Bid by a Potential Owner shall constitute an irrevocable offer to purchase:

                              a. the principal amount of Outstanding Auction
                        Rate Securities specified in such Bid if the Auction
                        Note Interest Rate determined as provided in this
                        Section 2.02(a) shall be higher than the rate specified in such Bid; or

                              b. such principal amount, or a lesser principal
                        amount of Outstanding Auction Rate Securities set forth in Section 2.02(a)(iv)(A)(5) of this Appendix A, if the Auction Note Interest Rate determined as provided in this Section 2.02(a) shall be equal to the rate specified in such Bid.

            (ii) (A) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                        (1) the name of the Bidder placing such Order;

                        (2) the aggregate principal amount of Auction Rate
                  Securities that are the subject of such Order;

                        (3) to the extent that such Bidder is an Existing Owner:

                              a. the principal amount of Auction Rate
                        Securities, if any, subject to any Hold Order placed by such Existing Owner;

                              b. the principal amount of Auction Rate
                        Securities, if any, subject to any Bid placed by such Existing Owner and the rate specified in such Bid; and

                              c. the principal amount of Auction Rate
                        Securities, if any, subject to any Sell Order placed by such Existing Owner;

                        and

                        (4) to the extent such Bidder is a Potential Owner, the
                  rate specified in such Potential Owner's Bid.

                  (B) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one thousandth of 1%.

                  (C) If an Order or Orders covering all Outstanding Auction
            Rate Securities owned by an Existing Owner is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Owner covering the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner and not subject to an Order submitted to the Auction Agent.

                  (D) Neither the Issuer, the Indenture Trustee nor the Auction
            Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Owner or Potential Owner.

                  (E) If any Existing Owner submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner, such Orders shall be considered valid as follows and in the following order of priority:

                        (1) All Hold Orders shall be considered valid, but only
                  up to the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner, and if the aggregate principal amount of Auction Rate Securities subject to such Hold Orders exceeds the aggregate principal amount of Auction Rate Securities owned by such Existing Owner, the aggregate principal amount of Auction Rate Securities subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Auction Rate Securities subject to such Hold Order equals the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner.

                        (2) a. Any Bid shall be considered valid up to an amount
                  equal to the excess of the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner over the aggregate principal amount of Auction Rate Securities subject to any Hold Order referred to in clause (A) of this paragraph
                  (ii);

                             b. subject to subclause (1) of this clause (E), if
                        more than one Bid with the same rate is submitted on behalf of such Existing Owner and the aggregate principal amount of Outstanding Auction Rate Securities subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                             c. subject to subclauses (1) and (2) of this
                        clause (E), if more than one Bid with different rates are submitted on behalf of such Existing Owner, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                              d. in any such event, the amount of Outstanding
                        Auction Rate Securities, if any, subject to Bids not valid under this clause (E) shall be treated as the subject of a Bid by a Potential Owner at the rate therein specified; and

                        (3) All Sell Orders shall be considered valid up to an
                  amount equal to the excess of the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner over the aggregate principal amount of Auction Rate Securities subject to Hold Orders referred to in clause (1) of this paragraph (v) and valid Bids referred to in clause (2) of this paragraph (E).

                  (F) If more than one Bid for Auction Rate Securities is
            submitted on behalf of any Potential Owner, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                  (G) An Existing Owner that offers to purchase additional
            Auction Rate Securities is, for purposes of such offer, treated as a Potential Owner.

                  (H) Any Bid or Sell Order submitted by an Existing Owner
            covering an aggregate principal amount of Auction Rate Securities not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Owner covering an aggregate principal amount of Auction Rate Securities not equal to an Authorized Denomination shall be rejected.

                  (I) Any Bid specifying a rate higher than the applicable
            Maximum Rate will (1) be treated as a Sell Order if submitted by an Existing Owner and (2) not be accepted if submitted by a Potential Owner.

                  (J) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

           (iii) (A) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                        (1) the excess of the total principal amount of
                  Outstanding Auction Rate Securities over the sum of the aggregate principal amount of Outstanding Auction Rate Securities subject to Submitted Hold Orders (such excess being herein referred to as the "Available Auction Rate Securities"), and

                        (2) from the Submitted Orders whether:

                              a. the aggregate principal amount of Outstanding
                        Auction Rate Securities subject to Submitted Bids by Potential Owners specifying one or more rates equal to or lower than the applicable Maximum Rate;

                  exceeds or is equal to the sum of:

                              b. the aggregate principal amount of Outstanding
                        Auction Rate Securities subject to Submitted Bids by Existing Owners specifying one or more rates higher than the applicable Maximum Rate; and

                              c. the aggregate principal amount of Outstanding
                        Auction Rate Securities subject to Submitted Sell
                        Orders;

                  (in the event such excess or such equality exists, other than because all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders, such Submitted Bids described in subclause a. above shall be referred to collectively as "Sufficient Bids"); and

                        (3) if Sufficient Bids exist, the Bid Auction Rate,
                  which shall be the lowest rate specified in such Submitted Bids such that if:

                              a. (x) each Submitted Bid from Existing Owners
                        specifying such lowest rate and (y) all other Submitted Bids from Existing Owners specifying lower rates were rejected, thus entitling such Existing Owners to continue to own the principal amount of Auction Rate Securities subject to such Submitted Bids; and

                              b. (x) each such Submitted Bid from Potential
                        Owners specifying such lowest rate and (y) all other Submitted Bids from Potential Owners specifying lower rates were accepted;

                  the result would be that such Existing Owners described in subclause a. above would continue to own an aggregate principal amount of Outstanding Auction Rate Securities which, when added to the aggregate principal amount of Outstanding Auction Rate Securities to be purchased by such Potential Owners described in subclause b. above, would equal not less than the Available Auction Rate Securities.

                  (B) Promptly after the Auction Agent has made the
            determinations pursuant to Section 2.02(a)(iii)(A) of this Appendix A, the Auction Agent shall advise the Indenture Trustee, the Broker-Dealers and the Issuer of the Net Loan Rate, Maximum Rate and the All Hold Rate and the components thereof on the Auction Date provided, however, the Auction Agent shall have no obligation to determine the Net Loan Rate except on any Auction Date on which the Auction Rate for the next succeeding Interest Period would exceed the applicable Commercial Paper Rate (90-day) plus 0.70% or Sufficient Bids do not exist for such Auction Date. Based on such determinations, the Auction Rate for the next succeeding Interest Period will be established as follows:

                        (1) if Sufficient Bids exist, that the Auction Rate for
                  the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

                        (2) if Sufficient Bids do not exist (other than because
                  all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable Maximum Rate; or

                        (3) if all Outstanding Auction Rate Securities are
                  subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the applicable All Hold Rate.

                  (C) Promptly after the Auction Agent has determined the
            Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Auction Note Interest Rate, which rate shall be the lesser of (x) the Auction Rate and (y) the applicable Maximum Rate.

            (iv) Existing Owners shall continue to own the principal amount of Auction Rate Securities that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Note Interest Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (A).

            If the Maximum Rate is less than the Auction Rate, the Maximum Rate will be the Auction Note Interest Rate. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Auction Rate Securities are subject to Submitted Hold Orders), the Auction Note Interest Rate will be the applicable Maximum Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (B).

                  (A) If Sufficient Bids have been made and the Maximum Rate is equal to or greater than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of clauses (4) and (5) of this Section 2.02(a)(iv), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                        (1) Existing Owners' Submitted Bids specifying any rate
                  that is higher than the Auction Note Interest Rate shall be accepted, thus requiring each such Existing Owner to sell the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                        (2) Existing Owners' Submitted Bids specifying any rate
                  that is lower than the Auction Note Interest Rate shall be rejected, thus entitling each such Existing Owner to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                        (3) Potential Owners' Submitted Bids specifying any rate
                  that is lower than the Auction Note Interest Rate shall be accepted;

                        (4) Each Existing Owners' Submitted Bid specifying a
                  rate that is equal to the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owner to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Auction Rate Securities subject to all such Submitted Bids shall be greater than the principal amount of Auction Rate Securities (the "remaining principal amount") equal to the excess of the Available Auction Rate Securities over the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clauses (2) and (3) of this Section 2.02(a)(iv)(A), in which event such Submitted Bid of such Existing Owner shall be rejected in part, and such Existing Owner shall be entitled to continue to own the principal amount of Auction Rate Securities subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Auction Rate Securities obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Auction Rate Securities owned by such Existing Owner subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Securities subject to such Submitted Bids made by all such Existing Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of
                  Section 2.02(a)(iv)(D) of this Appendix A; and

                        (5) Each Potential Owner's Submitted Bid specifying a
                  rate that is equal to the Auction Note Interest Rate shall be accepted, but only in an amount equal to the principal amount of Auction Rate Securities obtained by multiplying the excess of the aggregate principal amount of Available Auction Rate Securities over the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clauses (2),
                  (3) and (4) of this Section 2.02(a)(iv)(A) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Auction Rate Securities subject to Submitted Bids made by all such Potential Owners that specified a rate equal to the Auction Note Interest Rate, subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A.

                  (B) If Sufficient Bids have not been made (other than because all of the Outstanding Auction Rate Securities are subject to submitted Hold Orders), or if the Maximum Rate is less than the Bid Auction Rate (in which case the Auction Note Interest Rate shall be the Maximum Rate), subject to the provisions of Section 2.02(a)(iv)(D) of this Appendix A, Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                        (1) Existing Owners' Submitted Bids specifying any rate
                  that is equal to or lower than the Auction Note Interest Rate shall be rejected, thus entitling such Existing Owners to continue to own the aggregate principal amount of Auction Rate Securities subject to such Submitted Bids;

                        (2) Potential Owners' Submitted Bids specifying (x) any
                  rate that is equal to or lower than the Auction Note Interest Rate shall be accepted and (y) any rate that is higher than the Auction Note Interest Rate shall be rejected; and

                        (3) each Existing Owner's Submitted Bid specifying any
                  rate that is higher than the Auction Note Interest Rate and the Submitted Sell Order of each Existing Owner shall be accepted, thus entitling each Existing Owner that submitted any such Submitted Bid or Submitted Sell Order to sell the Auction Rate Securities subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Auction Rate Securities obtained by multiplying the aggregate principal amount of Auction Rate Securities subject to Submitted Bids described in clause (2)(x) of this Section 2.02(a)(iv)(B) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities owned by such Existing Owner subject to such submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Auction Rate Securities subject to all such Submitted Bids and Submitted Sell Orders.

                  (C) If all Auction Rate Securities are subject to Submitted
            Hold Orders, all Submitted Bids shall be rejected.

                  (D) If, as a result of the procedures described in paragraph
            (A) or (B) of this Section 2.02(a)(iv), any Existing Owner would be entitled or required to sell, or any Potential Owner would be entitled or required to purchase, a principal amount of Auction Rate Securities that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Auction Rate Securities to be purchased or sold by any Existing Owner or Potential Owner so that the principal amount of Auction Rate Securities purchased or sold by each Existing Owner or Potential Owner shall be equal to an Authorized Denomination.

                  (E) If, as a result of the procedures described in paragraph
            (B) of this Section 2.02(a)(iv), any Potential Owner would be entitled or required to purchase less than an Authorized Denomination of Auction Rate Securities, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Auction Rate Securities for purchase among Potential Owners so that only Auction Rate Securities in Authorized Denominations are purchased by any Potential Owner, even if such allocation results in one or more of such Potential Owners not purchasing any Auction Rate Securities.

            (v) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Auction Rate Securities to be purchased and the aggregate principal amount of Auction Rate Securities to be sold by Potential Owners and Existing Owners on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Auction Rate Securities to be sold differs from such aggregate principal amount of Auction Rate Securities to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Auction Rate Securities.

            (vi) Any calculation by the Auction Agent or the Indenture Trustee, as applicable, of the Auction Note Interest Rate, the Maximum Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

            (vii) Notwithstanding anything in this Appendix A to the contrary,
      (A) no Auction for the Auction Rate Securities for an Auction Period of less than 180 days will be held on any Auction Date hereunder on which there are insufficient moneys in the Revenue Fund to pay, or otherwise held by the Indenture Trustee under the Indenture and available to pay, the principal of and interest due on the Auction Rate Securities on the Payment Date immediately following such Auction Date, and (B) no Auction will be held on any Auction Date hereunder during the continuance of a Payment Default. The Indenture Trustee shall promptly notify the Auction Agent of any such occurrence.

            (b) Application of Interest Payments for the Auction Rate
Securities.

            (i) The Indenture Trustee shall determine not later than 2:00 p.m., eastern time, on the Business Day next succeeding an Payment Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 2:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

            (ii) Not later than 2:00 p.m., eastern time, on each anniversary of the Closing Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Auction Agent Fee as set forth in the Auction Agent Agreement as set forth in the Servicer's Report. Not later than 2:00 p.m., eastern time, on each Auction Date, the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Revenue Fund, an amount equal to the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and at the direction of an Authorized Officer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Revenue Fund.

            (c) Calculation of Maximum Rate, All Hold Rate, Net Loan Rate, Applicable LIBOR Rate, and Non-Payment Rate. The Auction Agent shall calculate the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, on each Auction Date and shall notify the Indenture Trustee and the Broker-Dealers of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate, as the case may be, as provided in the Auction Agent Agreement; provided, that if the ownership of the Auction Rate Securities is no longer maintained in Book-entry Form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate for each such Interest Period. If the ownership of the Auction Rate Securities is no longer maintained in Book-entry Form by the Securities Depository, the Indenture Trustee shall calculate the applicable Maximum Rate and the Net Loan Rate on the Business Day immediately preceding the first day of each Interest Period after the delivery of certificates representing the Auction Rate Securities pursuant to the Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, All Hold Rate and Non-Payment Rate shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the applicable Maximum Rate, Net Loan Rate, Applicable LIBOR Rate, and All Hold Rate.

            (d) Notification of Rates, Amounts and Payment Dates.

            (i) By 12:00 noon, eastern time, on the Business Day following each Regular Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Payment Date to the beneficial owners of Auction Rate Securities.

            (ii) At least four days prior to any Payment Date, the Indenture Trustee shall:

                  (A) confirm with the Auction Agent, so long as no Payment
            Default has occurred and is continuing and the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, (1) the date of such next Payment Date and
            (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 2.02(b)(ii) of this Appendix A; and

                  (B) advise the Securities Depository, so long as the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository, upon request, of the aggregate amount of interest distributable on such next Payment Date to the beneficial owners of each Class of the Auction Rate Securities.

            If any day scheduled to be an Payment Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 11:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Payment Date or the old Payment Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Auction Rate Securities is maintained in Book-entry Form by the Securities Depository.

            (e) Auction Agent.

            (i) Bankers Trust Company is hereby appointed as Initial Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee and the Issuer will, and the Indenture Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (A) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Indenture Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (B) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Appendix A by giving at least 90 days' notice to the Indenture Trustee, each Broker-Dealer and the Issuer. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer or by the holders of a majority of the aggregate principal amount of the Auction Rate Securities then Outstanding, and if by such Noteholders, by an instrument signed by such Noteholders or their attorneys and filed with the Auction Agent, the Issuer and the Indenture Trustee upon at least 90 days' written notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within 25 days after notifying the Indenture Trustee, each Broker-Dealer and the Issuer in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

            (ii) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer, shall use its best efforts to appoint a Substitute Auction Agent.

            (iii) The Auction Agent is acting as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

            (f) Broker-Dealer.

            (i) The Auction Agent will enter into Broker-Dealer Agreements with Salomon Smith Barney Inc. and Merrill Lynch & Co. as the initial Broker-Dealers. An Authorized Officer may, from time to time, approve one or more additional persons to serve as a Broker-Dealer under the Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent.

            (ii) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

            (g) Changes in Auction Period or Periods and Certain Percentages.

            (i) While any of the Auction Rate Securities are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Auction Rate Securities. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the applicable Broker-Dealer, which consent shall not be unreasonably withheld, not later than nine days prior to the Auction Date for such Auction Period. The Issuer shall initiate the Auction Period Adjustment by giving written notice by Issuer Order to the Indenture Trustee, the Auction Agent, the applicable Broker-Dealer, each Rating Agency and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E attached hereto at least 10 days prior to the Auction Date for such Auction Period.

            (ii) Any such adjusted Auction Period shall not be less than 7 days nor more than 366 days.

            (iii) An Auction Period Adjustment shall take effect only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the first such Auction Period, an Issuer Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F attached hereto, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the written consent of the applicable Broker-Dealer and, (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be determined pursuant to the above provisions of this Section 2.02 and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the applicable Auction Note Interest Rate for the next Auction Period shall be the applicable Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

            In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section
2.03 of the Auction Agent Agreement.

            (h) Changes in the Auction Date. The applicable Broker-Dealer, with the written consent of an Authorized Officer and, if applicable, upon receipt of the opinion of Note Counsel as required below, may specify a different Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1.01 of this Appendix A with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the interest rate borne on the Auction Rate Securities. The applicable Broker-Dealer shall deliver a written request for consent to such change in the length of the Auction Date to the Issuer at least 14 days prior to the effective date of such change. If the Issuer shall have delivered such written consent to the applicable Broker-Dealer, such Broker-Dealer shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least 10 days prior to the proposed changed Auction Date to the Indenture Trustee, the Auction Agent, the Issuer, each Rating Agency and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G attached hereto.

            In connection with any change described in this Section 2.02(h), the Auction Agent shall provide such further notice to such parties as is specified in Section 2.03 of the Auction Agent Agreement.

            Section 2.03 Additional Provisions Regarding the Interest Rates on the Auction Rate Securities. The determination of a Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Noteholders of the Auction Rate Securities to which such Variable Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

            In no event shall the cumulative amount of interest paid or payable on the Auction Rate Securities (including interest calculated as provided herein, plus any other amounts that constitute interest on the Auction Rate Securities under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Auction Rate Securities or related documents) calculated from the Date of Closing of the Auction Rate Securities through any subsequent day during the term of the Auction Rate Securities or otherwise prior to payment in full of the Auction Rate Securities exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Auction Rate Securities or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Auction Rate Securities, or if the redemption or acceleration of the maturity of the Auction Rate Securities results in payment to or receipt by the Noteholder or any former Noteholder of the Auction Rate Securities of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Auction Rate Securities or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Auction Rate Securities shall be credited on the principal balance of the Auction Rate Securities (or, if the Auction Rate Securities have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Auction Rate Securities and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Auction Rate Securities and under the related documents.

                                   EXHIBIT A-1

                              FORM OF SENIOR NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTE
                        SENIOR CLASS A-[1] [2] [3] [4]
                             AUCTION RATE SECURITIES

REGISTERED NO. A-__                                REGISTERED $________________


   MATURITY DATE        INTEREST RATE    ORIGINAL ISSUE DATE      CUSIP NO.
-------------------- ------------------ --------------------- -----------------
 [December 1, 2035]       Variable        [March __, 2002]      _____________

PRINCIPAL  SUM:  _________________________________________  AND 00/100 DOLLARS
NOTEHOLDER: CEDE & CO.

            SLC STUDENT LOAN TRUST-I, a Delaware business trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture of Trust, dated as of [March _, 2002] (the "Indenture") and the Series 2002-1 Supplemental Indenture of Trust dated as of [March _, 2002] (as amended, the "Series 2002-1 Supplemental Indenture"), each between the Issuer and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture)) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Corporate Trust Office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

            Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

            This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2002-1 Supplemental Indenture.

            The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

            Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

            This note is one of a series of notes of the Issuer designated Student Loan Asset-Backed Notes, Senior Class A-[1][2][3][4] Auction Rate Securities, dated the Original Issue Date, in the aggregate original principal amount of $_______________ (the "Class A-[1][2][3][4] Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. The Issuer is, simultaneously with the Class A-[1][2][3][4] Notes, issuing $_______________ of its Student Loan Asset-Backed Notes, Senior Class A Notes in three other classes (together with the Class A-[1][2][3][4] Notes, the "Class A Notes"), $_____ of its Student Loan Asset-Backed Notes, Subordinate Class 2002-1 Notes in one class (the "Class B Notes") and $_____ of its Student Loan Asset-Backed Notes, Residual Class 2002-1 Notes in one class (the "Class R Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes and Class R Notes as determined by the Issuer. The Class A Notes, the Class B Notes, the Class R Notes and any Additional Notes are collectively referred to herein as the "Notes."

            Mandatory Redemption and Optional Redemption. This note is subject to mandatory redemption and optional redemption, all as described in the Indenture.

            Optional Redemption or Purchase. The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes (other than the Residual Notes) shall be less than or equal to10% of the initial aggregate principal balance of all the Notes (other than the Residual Notes) issued under the Indenture on the respective Dates of Issuance, at a redemption or purchase price equal to the aggregate current principal balance of all the Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

            Notice of Redemption or Purchase. Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 12 days prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Securities for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

            The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Bonds.

            The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

            Reference is hereby made to the Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

            THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

            No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, or any employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

            Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee.

            Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

            The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

            To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

            Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

            It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the execution of said Indenture, have happened, exist and have been performed as so required.

            IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by its Administrator, all as of the Original Issue Date.


                                    SLC STUDENT LOAN TRUST-I



                                    By: THE STUDENT LOAN CORPORATION,
                                        as Administrator,



                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

            This note is one of the Class A-__ Notes designated therein and described in the within-mentioned Indenture.


                                    Bankers Trust Company, as Indenture
                                       Trustee



                                    By:
                                       ---------------------------------------
                                       Authorized Signatory

Authentication Date:

---------------------------




                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                Signed:

-------------------                   ----------------------------------

                                      NOTICE: The signature on this Assignment must correspond with the name of the Noteholder as it appears on the face of the within note in every particular.

Signature Guaranteed by:

------------------------------
A Member of The New York Stock
Exchange or a State or National Bank

                                   EXHIBIT A-2

                            FORM OF SUBORDINATE NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS GLOBAL NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE SECURITIES DEPOSITORY (AS DEFINED IN THE INDENTURE) OR TO A SUCCESSOR SECURITIES DEPOSITORY OR TO A NOMINEE OF A SUCCESSOR SECURITIES DEPOSITORY.

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTE
                           [SUBORDINATE CLASS B-1]
                             AUCTION RATE SECURITIES

REGISTERED NO. B-                                          REGISTERED $________


   MATURITY DATE        INTEREST RATE    ORIGINAL ISSUE DATE      CUSIP NO.
-------------------- ------------------ --------------------- -----------------

 [December 1, 2035]      [Variable]        [____ _, 2002]       _____________

PRINCIPAL SUM: [________________] AND 00/100 DOLLARS

NOTEHOLDER: CEDE & CO.

            SLC STUDENT LOAN TRUST-I, a Delaware business trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor corporation under the Indenture of Trust, dated as of [March _, 2002] (the "Original Indenture") and the Series 2002-1 Supplemental Indenture of Trust dated as of [March _, 2002] (as amended, the "Series 2002-1 Supplemental Indenture," and together with the Original Indenture, the "Indenture"), each between the Issuer and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture)) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the principal office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

            Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

            This note shall bear interest at an Auction Rate, all as determined in Appendix A of the Series 2002-1 Supplemental Indenture.

            The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

            Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed.

            This note is one of a series of notes of the Issuer designated Student Loan Asset-Backed Notes, Subordinate Class B-1 Auction Rate Securities, dated the Original Issue Date, in the aggregate original principal amount of $_______ (the "Class B-1 Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. The Issuer is, simultaneously with the Class B-1 Notes, issuing $______ of its Student Loan Asset-Backed Notes, Senior Class A Notes in four classes (collectively, the "Class A Notes") and $______ of its Student Loan Asset-Backed Notes, Residual Class Notes in one class (the "Class R Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes and the Class R Notes as determined by the Issuer. The Class A Notes, the Class B Notes, the Class R Notes and any Additional Notes are collectively referred to herein as the "Notes."

            Mandatory Redemption, Optional Redemption and Extraordinary Redemption. This note is subject to mandatory redemption, optional redemption and extraordinary redemption, all as described in the Indenture.

            Optional Redemption or Purchase. The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes (other than the Residual Notes) shall be less than or equal to10% of the initial aggregate principal balance of all the Notes (other than the Residual Notes) issued under the Indenture on the respective Dates of Issuance, at a redemption or purchase price equal to the aggregate current principal balance of all the Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

            Notice of Redemption or Purchase. Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at least 12 days prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Securities for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

            The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Bonds.

            The principal of and interest on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes are payable on a superior basis to such payments on the Class B Notes and any Additional Notes issued on a parity or subordinate to the Class B Notes; provided, however, that current principal and interest may be paid on the Class B Notes and any Additional Notes issued on a parity with the Class B Notes or subordinate to the Class B Notes if all principal and interest payments due and owing at such time on the Class A Notes and any Additional Notes issued on a parity with the Class A Notes and any Issuer Derivative Payments secured on a parity with the Class A Notes have been previously made or provided for as provided in the Indenture.

            Reference is hereby made to the Indenture, copies of which are on file in the principal office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

            THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

            No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

            Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the principal office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the principal office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee.

            Notwithstanding the foregoing, so long as the ownership of the Notes is maintained in book-entry form by The Depository Trust Company (the "Securities Depository") or a nominee thereof, this note may be transferred in whole but not in part only to the Securities Depository or a nominee thereof or to a successor Securities Depository or its nominee.

            The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

            To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any outstanding Notes or affect the rights of the Noteholders of less than all of the Notes outstanding.

            Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

            It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

            IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by its Administrator, all as of the Original Issue Date.


                                    SLC STUDENT LOAN TRUST-I



                                    By: THE STUDENT LOAN CORPORATION,
                                        as Administrator,



                                    By ----------------------------------------
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

            This note is one of the Class B-_ Notes designated therein and described in the within-mentioned Indenture.


                                    BANKERS TRUST COMPANY, as Indenture
                                       Trustee



                                    By:---------------------------------------
                                       Authorized Signatory

Authentication Date:

--------------------------

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                Signed:

-------------------                   ----------------------------------

                                      NOTICE: The signature on this Assignment must correspond with the name of the Noteholder as it appears on the face of the within note in every particular.

Signature Guaranteed by:

------------------------------
A Member of The New York Stock
Exchange or a State or National Bank

                                   EXHIBIT A-3

                        FORM OF CLASS R-1 RESIDUAL NOTES

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN ACCORDANCE WITH OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE TRANSFER OF THIS NOTE WILL NOT BE EFFECTIVE UNLESS THE TRANSFEREE HAS DELIVERED TO THE INDENTURE TRUSTEE A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE STATING THAT (I) SUCH TRANSFER IS EXEMPT FROM THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW AND
(II) SUCH TRANSFER WILL NOT CAUSE THE TRUST TO BE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS AN ASSOCIATION (OR PUBLICLY-TRADED PARTNERSHIP) TAXABLE AS A CORPORATION, AND WILL NOT MATERIALLY AFFECT THE FEDERAL INCOME TAX TREATMENT OF THE NOTEHOLDERS.

THIS NOTE AND ANY BENEFICIAL INTEREST HEREIN MAY NOT BE ACQUIRED BY OR WITH THE ASSETS OF (A) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (B) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF THE INVESTMENT BY ANY SUCH PLANS, ARRANGEMENTS OR ACCOUNTS IN SUCH ENTITIES (A "BENEFIT PLAN INVESTOR"). EACH TRANSFEREE OF THIS NOTE SHALL BE REQUIRED TO REPRESENT (A) THAT IT IS NOT A BENEFIT PLAN INVESTOR AND IS NOT ACQUIRING THIS NOTE WITH THE ASSETS OF A BENEFIT PLAN INVESTOR AND (B) THAT IF THIS NOTE IS SUBSEQUENTLY DEEMED TO BE A PLAN ASSET IT WILL DISPOSE OF THIS NOTE.

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTE
                                 RESIDUAL NOTES

REGISTERED NO. R-                                          REGISTERED $_______


   MATURITY DATE        INTEREST RATE    ORIGINAL ISSUE DATE      CUSIP NO.
-------------------- ------------------ --------------------- -----------------
 [December 1, 2042]      [Variable]        [March _, 2002]      _____________

PRINCIPAL SUM: [________________] AND 00/100 DOLLARS

NOTEHOLDER: [SLC Student Loan Receivables I, Inc.]

            SLC STUDENT LOAN TRUST-I, a Delaware business trust organized under the laws of the State of Delaware (the "Issuer," which term includes any successor corporation under the Indenture of Trust, dated as of March 27 2002 (the "Indenture") and the Series 2002-1 Supplemental Indenture of Trust dated as of March 27, 2002 (as amended, the "Series 2002-1 Supplemental Indenture"), each between the Issuer and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee," which term includes any successor indenture trustee under the Indenture)) for value received, hereby promises to pay to the Noteholder (stated above) or registered assigns, the Principal Sum of (stated above), but solely from the revenues and receipts hereinafter specified and not otherwise, on the Maturity Date specified above (subject to the right of prior redemption hereinafter described), upon presentation and surrender of this note at the Corporate Trust Office of the Indenture Trustee, as paying agent, Indenture Trustee, authenticating agent and registrar for the Notes, or a duly appointed successor paying agent, and to pay interest in arrears on said Principal Sum, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Noteholder hereof from the most recent Payment Date to which interest has been paid hereon, until the payment of said principal sum in full.

            Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture.

            This note shall bear interest at the Commercial Paper Rate (90-day) plus 0.85%, adjusted on the first Business Day of each calendar quarter.

            The principal of and interest on this note are payable in lawful money of the United States of America. If the specified date for any payment of principal or interest accrued to such specified date shall be a day other than a Business Day then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the specified date for such payment without additional interest.

            Interest payable on this note shall be computed on the assumption that each year contains 360 days and actual days elapsed and shall be paid in accordance with Section 2.01 of the Series 2002-1 Supplement Indenture.

            This note is one of a series of notes of the Issuer designated Student Loan Asset-Backed Notes, Class R-1 Residual Notes, dated the Original Issue Date, in the aggregate original principal amount of $_______ (the "Class R-1 Notes") which have been authorized by the Issuer, and issued by the Issuer pursuant to the Indenture. The Issuer is, simultaneously with the Class R-1 Notes, issuing $________ of its Student Loan Asset-Backed Notes, Subordinate Class B-1 (the "Class B-1 Notes") and $______ of its Student Loan Asset-Backed Notes, Senior Class A Notes in four classes (collectively, the "Class A Notes"). The proceeds of such notes have been used by the Issuer, together with other moneys of the Issuer, for the purpose of providing funds to finance the acquisition of student loans, fund a reserve fund and to pay certain costs and expenses in connection with the issuance of such notes. The Indenture provides for the issuance of additional notes (the "Additional Notes") which may be secured on a parity with or subordinate to the Class A Notes, the Class B Notes and the Class R-1 Notes as determined by the Issuer. The Class A Notes, the Class B Notes, the Class R-1 Notes and any Additional Notes are collectively referred to herein as the "Notes."

            Mandatory Redemption, Optional Redemption and Extraordinary Redemption. This note is subject to mandatory redemption, optional redemption and extraordinary redemption, all as described in the Indenture.

            Optional Redemption or Purchase. The Issuer may redeem or purchase or cause to be purchased all of the Notes on any Payment Date on which the aggregate current principal balance of all the Notes issued under the Indenture (excluding Residual Notes) shall be less than or equal to10% of the initial aggregate principal balance of all the Notes issued under the Indenture (excluding Residual Notes) on the respective Dates of Issuance, at a redemption or purchase price equal to the aggregate current principal balance of such Notes, plus accrued interest on the Notes through the day preceding the Payment Date on which the redemption or purchase occurs.

            Notice of Redemption or Purchase. Notice of the call for redemption shall be given by the Indenture Trustee by mailing a copy of the notice at [least 15 days] prior to the redemption or purchase date to the Noteholders to be redeemed in whole or in part at the address of such Noteholder last showing on the registration books. Failure to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption or purchase of such Auction Rate Securities for which no such failure or defect occurs. All Notes called for redemption or purchase will cease to bear interest after the specified redemption or purchase date, provided funds for their payment are on deposit at the place of payment at the time. If less than all Notes are to be redeemed or purchased, Notes shall be selected for redemption or purchase as provided in the Indenture.

            The Class R-1 Notes shall be subject to certain transfer restrictions as described in Section 3.22(d) of the Indenture.

            The Indenture provides that the Issuer may enter into a derivative product between the Issuer and a derivative provider (a "Reciprocal Payor"), as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Issuer and a Reciprocal Payor, as originally executed and as amended or supplemented. Payments due to a Reciprocal Payor from the Issuer pursuant to the applicable Derivative Product are referred to herein as "Issuer Derivative Payments," and may be secured on a parity with any series of Bonds.

            Payments of interest and principal on the Class R-1 Notes shall be subordinate to the rights of the Class A Notes and Class B Notes to receive payments of interest and principal.

            Reference is hereby made to the Indenture, copies of which are on file in the Corporate Trust Office of the Indenture Trustee, and to all of the provisions of which any Noteholder of this note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the Notes; the Issuer's student loan origination and acquisition program; the revenues and other money pledged to the payment of the principal of and interest on the Notes; the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Noteholders and any Reciprocal Payor; the rights and remedies of the Noteholder hereof with respect hereto and thereto, including the limitations upon the right of a Noteholder hereof to institute any suit, action, or proceeding in equity or at law with respect hereto and thereto; the rights, duties, and obligations of the Issuer and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, and covenants made therein may be discharged at or prior to the stated maturity or earlier redemption of this note, and this note thereafter shall no longer be secured by the Indenture or be deemed to be Outstanding, as defined in the Indenture, thereunder; and for the other terms and provisions thereof.

            THE NOTES ARE LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM, AND FURTHER SECURED BY, THE TRUST ESTATE, AS DEFINED IN THE INDENTURE.

            No recourse, either directly or indirectly, shall be had for the payment of the principal of and interest on this note or any claim based hereon or in respect hereof or of the Indenture, against the Indenture Trustee, or any incorporator, director, officer, employee, or agent of the Issuer, nor against the State of Delaware, or any official thereof, but the obligation to pay all amounts required by the Indenture securing this note and the obligation to do and perform the covenants and acts required of the Issuer therein and herein shall be and remain the responsibility and obligation of said Issuer, limited as herein set forth.

            Subject to the restrictions specified in the Indenture, this note is transferable on the Note Register kept for that purpose by the Indenture Trustee, as registrar, upon surrender of this note for transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same series, Stated Maturity, of authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount will be issued to the designated transferee or transferees. At the option of the Noteholder, any Note may be exchanged for other Notes in authorized denominations upon surrender of the Note to be exchanged at the Corporate Trust Office of the Indenture Trustee. Upon any such presentation for exchange, one or more new Notes of the same series, Stated Maturity, in authorized denominations, bearing interest at the same rate, and for the same aggregate principal amount as the Note or Notes so surrendered will be issued to the Noteholder of the Note or Notes so surrendered; and the Note or Notes so surrendered shall thereupon be cancelled by the Indenture Trustee.

            The Issuer, the Indenture Trustee, and any agent of either of them shall treat the Person in whose name this note is registered as the Noteholder hereof (a) on the record date for purposes of receiving timely payment of interest hereon, and (b) on the date of surrender of this note for purposes of receiving payment of principal hereof at its stated maturity and (c) for all other purposes, whether or not this note is overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

            To the extent permitted by the Indenture, modifications or alterations of the Indenture and any supplemental indenture may be made with the consent of less than all of the holders of the Notes then Outstanding or without the consent of any of such Noteholders (by reason of a change in the Act or Regulation or to cure ambiguities or conflicts), but such modification or alteration is not permitted to affect the maturity date, Stated Maturity, amount, Payment Date, or rate of interest on any Outstanding Notes or affect the rights of the Noteholders of less than all of the Notes Outstanding.

            Any capitalized term used herein and not otherwise defined herein shall have the same meaning ascribed to such term in the herein defined Indenture unless the context shall clearly indicate otherwise.

            It is hereby certified and recited that all acts and things required by the laws of the State of Delaware to happen, exist, and be performed precedent to and in the issuance of this note, and the passage of said resolution and the execution of said Indenture, have happened, exist and have been performed as so required.

            IN WITNESS WHEREOF, the Issuer has caused this note to be executed in its name and on its behalf by its Administrator, all as of the Original Issue Date.


                                    SLC STUDENT LOAN TRUST-I



                                    By: THE STUDENT LOAN CORPORATION,
                                        as Administrator,



                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

            This note is one of the Class R-_ Notes designated therein and described in the within-mentioned Indenture.


                                    BANKERS TRUST COMPANY, as Indenture
                                       Trustee



                                    By:
                                       ----------------------------------------
                                       Authorized Signatory

Authentication Date:

--------------------------

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________ (Social Security or other identifying number __________) the within note and all rights thereunder and hereby irrevocably appoints __________ attorney to transfer the within note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                Signed:

------------------------------        ----------------------------------

                                      NOTICE: The signature on this Assignment must correspond with the name of the Noteholder as it appears on the face of the within note in every particular.

Signature Guaranteed by:

------------------------------
A Member of The New York Stock
Exchange or a State or National Bank

                                    EXHIBIT B

                 SERIES 2002-1 CLOSING CASH FLOW PROJECTIONS

                              (attached hereto)

                                    EXHIBIT C

                            NOTICE OF PAYMENT DEFAULT

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS __
                         AUCTION RATE CERTIFICATE NOTES

            NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Auction Rate Securities identified above. The next Auction for the Auction Rate Securities will not be held. The Auction Rate for the Auction Rate Securities for the next succeeding Interest Period shall be the Non-Payment Rate.


                                    BANKERS TRUST COMPANY, as Indenture
                                       Trustee



Dated:                                By:
       ---------------------             ------------------------------------

                                    EXHIBIT D

                        NOTICE OF CURE OF PAYMENT DEFAULT

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS __
                         AUCTION RATE CERTIFICATE NOTES

            NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Auction Rate Securities identified above has been waived or cured. The next Payment Date is __________________________ and the Auction Date is
__________________________.


                                    BANKERS TRUST COMPANY, as Indenture
                                       Trustee



Dated:                                By:
       ---------------------             ------------------------------------

                                    EXHIBIT E

                       NOTICE OF PROPOSED CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS __
                         AUCTION RATE CERTIFICATE NOTES

            Notice is hereby given that the Issuer proposes to change the length of one or more Auction Periods pursuant to the Indenture of Trust, as amended (the "Indenture") as follows:

            1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

            2. The Auction Period Adjustment in Paragraph 1 shall take place only if (a) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Issuer, as required by the Indenture authorizing the change in length of one or more Auction Periods and (b) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

            3. If the condition referred to in (a) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (a) is met but the condition referred to in (b) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

            4. It is hereby represented, upon advice of the Auction Agent for the Class __ Notes described herein, that there were Sufficient Bids for such Class __ Notes at the Auction immediately preceding the date of this Notice.

            5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the Class __ Notes.


                                    SLC STUDENT LOAN TRUST-I



Dated:                                By:
       ---------------------             ------------------------------------

                                    EXHIBIT F

                      NOTICE ESTABLISHING CHANGE IN LENGTH
                         OF ONE OR MORE AUCTION PERIODS

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS __
                         AUCTION RATE CERTIFICATE NOTES

            Notice is hereby given that the Issuer hereby establishes new lengths for one or more Auction Periods pursuant to the Indenture of Trust, as amended:

            1. The change shall take effect on _______________, the Interest Rate Adjustment Date for the next Auction Period (the "Effective Date").

            2. For the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be _______________, or the next succeeding Business Day if such date is not a Business Day.

            3. For Auction Periods occurring after the Auction Period commencing on the Effective Date, the Interest Rate Adjustment Date shall be [_______________(date) and every ______________(number) ______________(day of week) thereafter] [every ______________(number) ______________(day of week)
after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in the Indenture of Trust.

            4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture of Trust and our prior notice dated _______________ regarding the proposed change.

            5. Terms not defined in this Notice shall have the meanings set forth in the Indenture of Trust relating to the Class __ Notes.


                                    SLC STUDENT LOAN TRUST-I



Dated:                                By:
       ---------------------             ------------------------------------

                                    EXHIBIT G

                        NOTICE OF CHANGE IN AUCTION DATE

                            SLC STUDENT LOAN TRUST-I
                         STUDENT LOAN ASSET-BACKED NOTES
                                    CLASS __
                         AUCTION RATE CERTIFICATE NOTES

            Notice is hereby given by [ ], as Broker-Dealer for the Auction Rate Securities, that with respect to the Auction Rate Securities, the Auction Date is hereby changed as follows:

            1. With respect to Class __ Notes, the definition of "Auction
Date" shall be deemed amended by substituting "_______________(number) Business Day" in the second line thereof and by substituting "_______________(number) Business Days" for "two Business Days" in subsection (d) thereof.

            2. This change shall take effect on _______________ which shall be the Auction Date for the Auction Period commencing on _______________.

            3. The Auction Date for the Class __ Notes shall be subject to further change hereafter as provided in the Indenture of Trust.

            4. Terms not defined in this Notice shall have the meaning set forth in the Indenture of Trust, as amended, relating to the Class __ Notes.


                                    [BROKER-DEALER], as Broker-Dealer



Dated:                                By:
       ---------------------             ------------------------------------